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                                                     EXHIBIT 24

                                POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, McDATA Corporation, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") for the registration of shares of Class B Common Stock of the Company in connection with the 1997 Stock Option Plan (the "Plan"), on terms generally described in the Plan; and

     WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

     NOW, THEREFORE, each of the undersigned constitutes and appoints John F. McDonnell, Dee J. Perry and Thomas O. McGimpsey, and each of them, as attorneys for him or her and in his name, place, and stead, and in his capacity as an Officer or Director, as the case may be, of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 8th day of August, 2000.


                   /s/ JOHN F. McDONNELL                      Chairman, President and
------------------------------------------------------------- Chief Executive Officer
                     John F. McDonnell

                      /s/ DEE J. PERRY                        Chief Financial Officer and
------------------------------------------------------------- Vice President of Finance
                        Dee J. Perry                          and Administration

-------------------------------------------------------------

          /s/ DAVID A. DONATELLI                       /s/ JOHN W. GERDELMAN
          ----------------------                       ---------------------
            David A. Donatelli                           John W. Gerdelman

         /s/ CHARLES C. JOHNSTON                        /s/ D. VAN SKILLING
         -----------------------                        -------------------
           Charles C. Johnston                            D. Van Skilling


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           /s/ THOMAS M. UHLMAN                        /s/ LAURENCE G. WALKER
           --------------------                        ----------------------

            Thomas M. Uhlman                            Laurence G. Walker